EXHIBIT 10.26

================================================================================

                      FIRST AMENDMENT TO CREDIT AGREEMENT


                         dated as of December 24, 1997

                                     among

                          MARKWEST HYDROCARBON, INC.,
                               as the Borrower,

                                      and

                   VARIOUS COMMERCIAL LENDING INSTITUTIONS,
                                as the Lenders,

                                      and

                               BANK OF MONTREAL,
               acting through certain U.S. branches or agencies,
                         as the Agent for the Lenders

================================================================================

                      FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 24, 1997 (the "First Amendment"), is among MARKWEST HYDROCARBON, INC., a Delaware
      ---------------
corporation ("Borrower"), the various commercial lending institutions as are or
              --------
may become parties hereto ("Lenders"), and BANK OF MONTREAL, acting through
                            -------
certain U.S. branches or agencies, as Agent for the Lenders (in such capacity,

"Agent").
------

                                 W I T N E S S E T H:
                                 -------------------

     1. Borrower, Lenders and Agent have heretofore entered into that certain Credit Agreement, dated as of June 20, 1997 (the "Credit Agreement").
                                                  ----------------

     2. Borrower, Lenders and Agent now intend to amend the Credit Agreement as follows:

     I.  AMENDMENTS TO CREDIT AGREEMENT.
         ------------------------------

     A.  Section 1.1 of the Credit Agreement is hereby amended by adding the
         -----------
following definitions of "Contingent Liability", "Hedging Agreement", "Hedging Counterparty", "Lender Hedging Agreement", "Michigan Energy Company" and "West Shore/Basin Purchase Agreement" in appropriate alphabetical order:

          "Contingent Liability" means any agreement, undertaking or arrangement
           --------------------
     by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person; provided, however, that notwithstanding the foregoing,
                          --------  -------
     the definition of "Contingent Liability" shall not include any contingent payments owing by Borrower or any or its Subsidiaries in connection with
     Section 2 of the West Shore/Basin Purchase Agreement. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

          "Hedging Agreement" means any interest rate swap agreements, interest
           -----------------
     rate cap agreements, interest rate collar agreements, commodity price protection agreement, and all other agreements or arrangements designed to protect such

     Person against fluctuations in interest rates, or commodity prices, as any such agreement is amendment, supplemented or otherwise modified from time to time.

          "Hedging Counterparty" means any Person which is a counterparty to a
           --------------------
     Hedging Agreement.

          "Lender Hedging Agreement" means any Hedging Agreements entered into
           ------------------------
     by Borrower or any of its Subsidiaries in which a Lender is the Hedging Counterparty.

          "Michigan Energy Company" means Michigan Energy Company, L.L.C., a
           -----------------------
     Michigan limited liability company.

          "West Shore/Basin Purchase Agreement" means that certain Purchase and
           -----------------------------------
     Sale Agreement, dated as of November 21, 1997, between Michigan Energy Company and MarkWest Michigan.

     B. The definitions of "Access Easement", "Applicable Margin", "Hedging Obligation", "Loan Documents", "Reducing Loan Commitment Amount", and "Revolving Loan Commitment Amount" appearing in Section 1.1 of the Credit Agreement are
                                     -----------
hereby amended in their entirety to the followings:

          "Access Easement" means an access easement, substantially in the form
           ---------------
     of Exhibit X hereto or in such other form acceptable to the Agent, in its
        ---------
     sole and reasonable discretion, and executed and delivered pursuant to

     Section 7.1.10,, as amended, supplemented, restated or otherwise modified
     --------------
     from time to time.

          "Applicable Margin" means, with respect to any Loan of any type or any
           -----------------
     Letter of Credit, and at such time as the ratio of Total Funded Debt to Capitalization is in one of the following ranges, the number of basis points ("b.p.") per annum for the relevant type of Loan or Letter of Credit
                     ---------
     and the relevant range set forth below:


--------------------------------------------------------------------------------
Range                                                  Applicable Margin
--------------------------------------------------------------------------------
                                                       LIBOR Rate      Letter of
                                                         Margin          Credit
--------------------------------------------------------------------------------
Range 1         The ratio of Total Funded Debt to         50 b.p.        50 b.p.
                Capitalization is less than 25%
--------------------------------------------------------------------------------

Range 2         The ratio of Total Funded Debt to       62.5 b.p.      62.5 b.p.
                Capitalization is equal to or greater
                than 25%, but less than 35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Range 3      The ratio of Total Funded Debt to        87.5 b.p.     87.5 b.p.
                Capitalization is equal to or greater
                than 35%, but less than 45%
--------------------------------------------------------------------------------
   Range 4      The ratio of Total Funded Debt to       150.0 b.p.    150.0 b.p.
                Capitalization is equal to or greater
                than 45%
================================================================================

     The ratio of Total Funded Debt to Capitalization shall be determined from the then most recent monthly, annual or quarterly financial statements delivered by the Borrower pursuant to Section 7.1.1 and any changes in Applicable Margin shall become effective the first day of the second month following the applicable date of such financial statements (and not the delivery date of such financial statements). Until financial statements for the first quarter ending after the date hereof have been delivered, the Applicable Margin shall be 50 b.p. In the event that the Borrower shall at any time fail to furnish the Lenders such financial statements required to be delivered under Section 7.1.1, the maximum Applicable Margin as set forth above shall apply until such time as such financial statements are so delivered. Changes in the Applicable Margin as a result of a change in the ratio of Total Funded Debt to Capitalization will occur automatically as aforesaid without notice.

          "Hedging Obligation" means, with respect to any Person, all
           ------------------
     liabilities of such Person under any Hedging Agreement.

          "Loan Documents" means this Agreement, the Notes, each of the
           --------------
     Collateral Documents, each Guaranty, each Lender Hedging Agreement, and each other agreement, document or instrument delivered by the Borrower or any Guarantor from time to time in connection with this Agreement and the Notes.

          "Reducing Loan Commitment Amount" means, on any date, $60,000,000, as
           -------------------------------
     such amount may be reduced from time to time pursuant to Section 2.2.
                                                              -----------

          "Revolving Loan Commitment Amount" means, on any date, $60,000,000, as
           --------------------------------
     such amount may be reduced from time to time pursuant to Section 2.2.
                                                              -----------

     C.  Section 7.1.8 of the Credit Agreement is hereby amended by deleting the
         -------------
phrase "within 120 days of the Effective Date" and inserting in lieu thereof the phrase "prior to or on January 31, 1998".

     D.  Section 7.1.10 of the Credit Agreement is hereby amended in its
         --------------
entirety to the following:

         "SECTION 7.1.10  Access Easement.  Borrower shall on or before March
                          ---------------
     1, 1998, deliver to the Agent an executed counterpart of the Access Easement, duly executed by the parties thereto."

     E.  Section 7.1 of the Credit Agreement is hereby amended by inserting
         -----------
after Section 7.1.12 thereof the following Section 7.1.13:
      --------------                       --------------

         "SECTION 7.1.13  Hedging Agreements.  Borrower shall, and shall cause
                          ------------------
     each of its Subsidiaries to, promptly, and in any event within 14 days after the date of the execution of a Hedging Agreement, (i) notify the Agent of any Hedging Agreement entered into by Borrower or any of its Subsidiaries and (ii) provide the Agent with a copy of such Hedging Agreement."

     F.  Section 7.2.2 of the Credit Agreement is hereby amended in its entirety
         -------------
to the following:

         "SECTION 7.2.2  Indebtedness  .  The Borrower will not, and will not
                         ------------
     permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following: (a) Indebtedness in respect of the Loans and other Obligations; (b) until the date of the initial Borrowing, Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be
                                           -------------
     Paid") of the Disclosure Schedule; (c) Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(c) ("Ongoing
                                           -------------
     Indebtedness") of the Disclosure Schedule; (d) Indebtedness in an aggregate principal amount not to exceed $5,000,000 at any time outstanding which is incurred by the Borrower or any of its Subsidiaries to finance its acquisition of an office building at 155 Inverness, Englewood, Colorado;
     (e) unsecured Indebtedness incurred in the ordinary course of business consisting of open accounts extended by suppliers and customers on normal trade terms in connection with purchases or sales of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities; (f) Indebtedness in respect of Capitalized Lease Liabilities to the extent permitted by Section 7.2.7; (g) other unsecured
                                            -------------
     Indebtedness of the Borrower and its Subsidiaries in an aggregate amount not to exceed $5,000,000, (h) Indebtedness between the Borrower and its Subsidiaries and between the Borrower's Subsidiaries provided such Indebtedness is evidenced by a promissory note; (i) Indebtedness resulting from any Hedging Obligations; and (j) Indebtedness arising in respect of the West Shore/Basin Purchase Agreement; provided, however, that no
                                              --------  -------
     Indebtedness otherwise permitted by clauses (d) or (g) shall be permitted
                                         -----------    ---
     if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing."

     G.  Article 8 of the Credit Agreement is hereby amended by inserting after
         ---------
Section 8.12 thereof the following Section 8.13:
------------                       ------------

         "SECTION 8.13  Default on Hedging Obligations pursuant to Lender
                        -------------------------------------------------
     Hedging Agreements.  A default shall occur in payment when due (subject to
     ------------------
     any applicable grace period), whether due by acceleration or otherwise, of any Hedging Obligation of the Borrower or any of its Subsidiaries arising in connection with a Lender Hedging Agreement, or a default shall occur in the performance or observance of any obligation or condition with respect to such Hedging Obligation if the effect of such default is to accelerate the maturity of any such Hedging Obligation or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Hedging Obligation, or any trustee or agent for such holders, to cause such Hedging Obligation to become due and payable prior to its expressed maturity."

     H.  Article 10 of the Credit Agreement is hereby amended by inserting after
         ----------
Section 10.16 thereof the following Section 10.17:
-------------                       -------------

         "SECTION 10.17  Priority of Hedging Obligations. Borrower, Lenders and
                         -------------------------------
     Agent hereby agree that (i) the first $10,000,000 received in satisfaction of any Obligations arising under the Loan Documents, including, without limitation, Obligations under this Agreement and any Lender Hedging Agreement, shall rank pari passu in right of payment and shall be used to
                           ---- -----
     repay such Obligations on a pro rata basis, and (ii) except as otherwise set forth in Section 10.17(i) above, all Hedging Obligations arising in
                  ----------------
     connection with any Lender Hedging Agreement are hereby expressly subordinated in right of payment to the prior payment in full in cash of all Obligations under the Loan Documents, other than any Lender Hedging Agreement."

     I.  The Credit Agreement is hereby amended by replacing Exhibit F to the
                                                             ---------
Credit Agreement with Exhibit F to this First Amendment.
                      ---------

     J.  The Credit Agreement is hereby amended by inserting Exhibit Y to this
                                                             ---------
First Amendment as Exhibit Y to the Credit Agreement following Exhibit X to the
                   ---------                                   ---------
Credit Agreement.

     K. After giving effect to, and as of the date of, this First Amendment, the applicable "Percentage" for (i) Bank of Montreal shall be 50%, (ii) NationsBank of Texas, N.A. shall be 25%, and (iii) Colorado National Bank shall be 25%.

     II.  EFFECTIVENESS.  This First Amendment shall become effective as of the
          -------------
date hereof when Agent shall have received (i) counterparts hereof duly executed by Borrower, Required Lenders and Agent (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party), (ii) a Note date of even date herewith in the original principal amount of $15,000,000 payable to the order of Colorado National Bank duly executed by Borrower, and (iii) a copy of the West Shore/Basin Purchase Agreement, duly certified as being true, correct and complete by an Authorized Officer of Borrower.

     III. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES.  To induce Lenders
          -----------------------------------------------
and Agent to enter into this First Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VI of the Credit Agreement and in all other documents executed
   ----------
pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

          (i) Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted.

          (ii) Borrower has the corporate power and authority and legal right to execute and deliver this First Amendment and to perform its obligations hereunder. The execution and delivery by Borrower of this First Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          (iii) No Default or Event of Default has occurred and is continuing as of the date hereof.

          (iv) There has been no material adverse change (a) in the financial condition, operations, assets, businesses, properties or prospects of Borrower and its Subsidiaries from June 20, 1997, (b) affecting the rights and remedies of Lenders under and in connection with this First Amendment and the Credit Agreement, as amended by this

     First Amendment, or (c) in the ability of Borrower to perform its obligations under this First Amendment or the Credit Agreement, as amended by this First Amendment.

          (v) There is no pending or, to the knowledge of Borrower, threatened litigation, action, proceeding, or labor controversy affecting Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which may materially adversely affect the financial condition, operations, assets, business, properties or prospects of Borrower or any Subsidiary or which purports to affect the legality, validity or enforceability of this Amendment, Credit Agreement, the Notes or any other Loan Document, except as disclosed in Item 6.7 ("Litigation")
                                                        --------
     of the Disclosure Schedule to the Credit Agreement and as supplemented in the Borrower's monthly financial report delivered pursuant to Section 7.1.1(a) of the Credit Agreement.

     IV.   DEFINED TERMS.  Except as amended hereby, terms used herein when
           -------------
defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

     V.    REAFFIRMATION OF CREDIT AGREEMENT.  This First Amendment shall be
           ---------------------------------
deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     VI.   GOVERNING LAW.  THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES AND
           -------------
EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. All obligations of the Borrower and rights of Lenders and Agent and any other holders of the Notes expressed herein shall be in addition to and not in limitation of those provided by applicable law.

     VII.  SEVERABILITY OF PROVISIONS.  Any provision in this First Amendment
           --------------------------
that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this First Amendment are declared to be severable.

     VIII. COUNTERPARTS.  This First Amendment may be executed in any number of
           ------------
counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

     IX. HEADINGS.  Article and section headings in this First Amendment are
         --------
for convenience of reference only, and shall not govern the interpretation of any of the provisions of this First Amendment.

     X.  SUCCESSORS AND ASSIGNS.  This First Amendment shall be binding upon and
         ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     XI. NOTICE.  THIS WRITTEN FIRST AMENDMENT TOGETHER WITH THE CREDIT
         ------
AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    MARKWEST HYDROCARBON, INC.


                                    By:    /s/ Gerald A. Tywoniuk
                                           ---------------------------------
                                    Name:  Gerry Tywoniuk
                                    Title:    Vice President of Finance

                                    BANK OF MONTREAL, acting through its U.S.
                                    branches and agencies, as Agent and Lender


                                    By:  /s/ Donald G. Skipper
                                         ---------------------------------------
                                    Name:  Donald G. Skipper
                                    Title:    Director

                                    NATIONSBANK OF TEXAS, N.A., as Lender


                                    By: /s/ David S. Rubenking
                                        ----------------------------------
                                    Name:   David S. Rubenking
                                    Title:     Senior Vice President

                                    COLORADO NATIONAL BANK, as Lender


                                    By:  /s/ Monte E. Deckerd
                                        ----------------------------
                                    Name:  Monte E. Deckerd
                                    Title:    Colorado National Bank

                                                                       EXHIBIT F

                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------

     The undersigned hereby certifies that he is the chief financial Authorized Officer of MARKWEST HYDROCARBONS, INC., a Delaware corporation (the "Borrower"),
                                                                     --------
that he has knowledge of the facts stated herein, and that as such he is authorized to execute this certificate. With reference to the Credit Agreement, dated as of June 20, 1997 (together with all amendments or supplements thereto being the "Credit Agreement") among the Borrower, the Lenders which are or
           ----------------
become party thereto, and BANK OF MONTREAL, as Agent for the Lenders (the

"Agent"), the undersigned represents and warrants as follows (each capitalized
 -----
term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

          (a) The representations and warranties on the part of the Borrower contained in the Credit Agreement or any other Loan Document were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date.

          (b) No Default or any Event of Default has occurred and is continuing.

          (c) Since June 20, 1997, there has been no Material Adverse Effect with respect to the Borrower or any of its Subsidiaries.

          (d) Borrower is in compliance with Section 7.2.4 of the Credit Agreement as of the end of the fiscal quarter ending ________________, _______. Attached hereto are the detailed computations necessary to determine such compliance.

          (e) Borrower and its Subsidiaries (i) are in compliance with Section
     7.1.6 of the Credit Agreement and (ii) have not received any claims, complaints, notices, inquiries, or requests for information regarding potential liability under any Environmental Law or under any common law theories relating to operations or the condition of any facilities or property (including underlying groundwater) owned, leased or operated by the Borrower and its Subsidiaries.

          (f) Borrower is in compliance with, and has performed any and all obligations and actions set forth in, the terms and provisions of the Hedging Policy.

          (g) As of the date hereof, Borrower has (1) Hedging Obligations equal to $__________________, (2) Hedging Obligations pursuant to Lender Hedging Agreements equal to $__________________, and (3) such Hedging Obligations arise in connection with the

                              Exhibit F - Page 1
following Hedging Agreements: __________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________.


          EXECUTED AND DELIVERED this _______ day of ____________________.



                                   By:
                                   Name:
                                   Title:    Chief Financial Officer

                              Exhibit F - Page 2

COMPLIANCE WITH FINANCIAL COVENANTS AS OF _____________. ($ in 000's)

================================================================================

A. TANGIBLE NET WORTH                                                 $
                                                                       =========
               Minimum requirement            $
                                                =========

B. TOTAL FUNDED DEBT TO CAPITALIZATION                                         %
                                                                       =========

               Maximum ratio allowed               55%
                                                =========

C. TOTAL FUNDED DEBT TO
   TRAILING TWELVE MONTH EBITDA

               Maximum ratio allowed              4 : 1
                                                =========
                                                                       =========

D. CURRENT RATIO

               Minimum ratio allowed              1 : 1
                                                =========

================================================================================

COMPUTATION OF FINANCIAL REQUIREMENTS AND RATIOS AS OF ______________.

================================================================================

A. TANGIBLE NET WORTH (Section 7.2.4(a)) ($ in 000's)

   (i) Tangible Net Worth (as defined in Section 1.1)

       (a) Consolidated net worth of the Borrower
            and its Subsidiaries                     $
                                                      ---------

       (b) Less amount of any intangible assets of the Borrower
           ----
            and its Subsidiaries                     $
                                                      ---------

   TANGIBLE NET WORTH                              $
                                                    ===========

   (ii)  MINIMUM REQUIRED

         (a) $38,000              $38,000
         (b) Plus 50% of positive consolidated net
             ----
             income for previous quarters
             beginning January 1, 1997      $
                                             ----------
         (c) Plus 50% of positive consolidated net
             ----

                              Exhibit F - Page 3
       income for quarter ended ______________         $_____________
   (d) Plus 75% of the proceeds from the issuance
       ----
       of any Securities (other than Securities
       representing Indebtedness) for previous
       quarters beginning January 1, 1997              $_____________
   (e) Plus 75% of the proceeds from the issuance
       ----
       of any Securities (other than Securities
       representing Indebtedness) for quarter
       ended __________________                        $_____________

     TANGIBLE NET WORTH REQUIREMENT                               $
                                                                   =============


================================================================================

B..  TOTAL FUNDED DEBT TO CAPITALIZATION (Section 7.2.4(b)) ($ in 000's)

          (i) TOTAL FUNDED DEBT (as defined in Section 1.1)

              (a) All obligations of Borrower and its
                  Subsidiaries for borrowed money and
                  all obligations evidenced by bonds,
                  debentures, notes or other similar instruments  $_____________

              (b) Plus all obligations, contingent or otherwise,
                  ----
                  relative to the face amount of all letters of
                  credit, whether or not drawn, and banker's
                  acceptances issued for the account of
                  Borrower and its Subsidiaries                   $_____________

              (c) Plus all obligations of Borrower and its
                  ----
                  Subsidiaries as lessee under leases which
                  have been or should be, in accordance
                  with GAAP, recorded as Capitalized
                  Lease Liabilities                               $_____________

              (d) Plus all obligations of Borrower and its
                  ----
                  Subsidiaries to pay the deferred purchase
                  price of property or services which have
                  been or should be in accordance with GAAP       $_____________

                              Exhibit F - Page 4

            (d)  Less cash on hand free and clear of all Liens  $_____________
                 ----

            (d)  Less Cash Equivalent Investments free
                 ----
                 and clear of all Liens                         $_____________

            TOTAL FUNDED DEBT                                    $
                                                                  =============

       (ii) CAPITALIZATION (as defined in Section 1.1)

            (i)  Total Funded Debt of the Borrower
                 and its Subsidiaries on a consolidated basis
                 (See B(i) above)                                $_____________

            (ii) Plus  total shareholders' equity of the Borrower
                 ----
                 and its Subsidiaries on a consolidated basis determined in accordance with GAAP $_____________
                 [exclude mark-to-market adjustments,
                 including those relating to commodity hedges required to be included in determining shareholders' equity under GAAP] $______________$_____________

                                                  CAPITALIZATION $
                                                                 ==============

TOTAL FUNDED DEBT TO CAPITALIZATION ((i)/(ii))                                 %
                                                                     ==========

            Maximum ratio                                                 55   %
                                                                     ==========


================================================================================

C.   TOTAL FUNDED DEBT TO TRAILING TWELVE MONTH EBITDA
     (Section 7.2.4(c)) ($ in 000's)

          (i)  TOTAL FUNDED DEBT (as defined in Section 1.1)
               (as calculated in B(i) above)                   $
                                                                =============

          (ii) TRAILING TWELVE MONTH EBITDA (as defined in Section 1.1)

               For the Twelve Months Ended _____________ -
               Net earnings (excluding extraordinary items, gains and losses on sales and retirement of assets, non-cash write downs and charges resulting from accounting

                              Exhibit F - Page 5
            convention changes) before deduction for federal and
            state income taxes, Interest Expense, operating lease
            rentals and depreciation, depletion and amortization expense of the Borrower and its Subsidiaries on a consolidated basis, all determined in accordance with GAAP for the 12 months ending on the last day of such month.
                             TRAILING TWELVE MONTH EBITDA    $
                                                              =============

TOTAL FUNDED DEBT TO TRAILING TWELVE MONTH EBITDA((i)/(ii))
                                                              =============
          Maximum ratio                                           4 : 1
                                                              =============

===============================================================================


D.   CURRENT RATIO (Section 7.2.4(d))

     (i) Consolidated current assets of the Borrower and its Subsidiaries, as determined in accordance with GAAP
                                                                  $_____________

     (ii) Consolidated current liabilities of the Borrower and its Subsidiaries, as determined in accordance with GAAP
                                                                  $_____________

     CURRENT RATIO ((i)/(ii))
                                                                   =============

          Minimum ratio                                                1 : 1
                                                                   =============


                              Exhibit F - Page 6

                                                            EXHIBIT Y

                                HEDGING POLICY
                                --------------

                               [to be attached]


















                              Exhibit Y - Page 1